Exhibit 99.2

For More Information:

Brett Maas or David Fore

Hayden IR

(646) 536-7331

brett@haydenir.com

WidePoint Corporation Reports Full Year 2016 Financial Results

McLean, VA, March 30, 2017 – WidePoint Corporation (NYSE Mkt: WYY), a leading provider of Managed Mobility Services (MMS) specializing in Cybersecurity and Telecommunications Lifecycle Management (TLM) solutions, today announced financial results for the fourth quarter and full-year ended December 31, 2016.

Recent Business Highlights

•	Board of Directors appointed Jeffrey O. Nyweide as the Chief Executive Officer and President and Director

•	Added a major telecommunication consolidator as a new channel partner for TLM

•	Added two major resellers as channel partners for credentialing solutions

•	Realigned sales and marketing to improve lead generation activities

•	Initiated consolidation of physical and logical infrastructure to eliminate redundant overheads and reduce costs

Full Year 2016 Financial Highlights

•	Net revenue was approximately $78.4 million compared to $70.8 million in 2015

•	Gross profit was approximately $14.0 million compared to $13.2 million in 2015

•	Net loss of approximately ($4.1 million) compared to ($5.5 million) in 2015, or basic and diluted loss per share of $0.05 per share compared to $0.07 in 2015

•	Adjusted EBITDA loss of approximately ($2.0 million) compared to approximately ($3.5 million in 2015

Fourth Quarter 2016 Financial Highlights

•	Net revenue was approximately $18.3 million compared to $18.7 million in the fourth quarter of 2015

•	Gross profit was approximately $2.4 million compared to $3.2 million in the fourth quarter of 2015

•	Net loss was approximately ($2.4 million) compared to ($1.1 million) in the fourth quarter of 2015, or basic and diluted loss per share of $0.03 per share compared to $0.01 in the fourth quarter of 2015.

•	Adjusted EBITDA loss was approximately ($1.7 million) compared to approximately ($0.9 million) in fourth quarter of 2015. Included in our 4th quarter 2016 expenses were also approximately $1.2 million in non-recurring charges.

•	Cash and cash equivalents was approximately $9.1 million as of December 31, 2016. Working capital was approximately $5.0 million.

“Over the past three months, I’ve conducted a strategic review of our business to gain a deep understanding of our products and services, our employees and management, our clients and partners. I see a lot of opportunities ahead for WidePoint,” stated Jeffrey O. Nyweide, WidePoint’s Chief Executive Officer and President. “As a company, we are committed to capitalizing on our foundation of core expertise and innovation to pursue high growth opportunities in both mobile telecommunications and cybersecurity. Throughout 2017, we will continue to streamline and consolidate our infrastructure to support an organization that can scale both revenues and profitability.”

Non-GAAP Financial Measures

WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as Adjusted EBITDA, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of Net loss to Adjusted EBITDA is included on the schedules attached hereto.

Conference Call Information

A conference call and live webcast will take place at 4:30 p.m. Eastern Time, on Thursday, March 30, 2017. Anyone interested in listening to our analyst call should call 1-888-791-4305 if calling within the United States or 1-913-312-1378 if calling internationally. There will be a playback available until April 13, 2017. To listen to the playback, please call 1 844-512-2921 if calling within the United States or 1-412-317-6671 if calling internationally. Please use PIN code 4711433 for the replay. The call will also be accompanied live by webcast over the Internet and accessible at http://public.viavid.com/index.php?id=123277.

About WidePoint

WidePoint is a leading provider of secure, cloud-delivered, enterprise-wide information technology-based solutions that can enable enterprises and agencies to deploy fully compliant IT services in accordance with government mandated regulations and advanced system requirements. WidePoint has several major government and commercial contracts. For more information, visit www.widepoint.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the Company's financing plans; (ii) trends affecting the Company's financial condition or results of operations; (iii) the company's growth strategy and operating strategy; (iv) the Company’s ability to achieve profitability and positive cash flows; (v) the Company’s ability to raise additional capital on favorable terms or at all; (vii) the Company’s ability to gain market acceptance for its products and (viii) the risk factors disclosed in the Company's periodic reports filed with the SEC. The words "may," "would," "will," "expect," "estimate," "anticipate," "believe," "intend" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the company's ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors including the risk factors disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 15, 2016.

-tables follow-

WIDEPOINT CORPORATION

CONSOLIDATED BALANCE SHEETS

	DECEMBER 31,
	2016	2015

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$9,123,498	$7,930,303
Accounts receivable, net of allowance for doubtful accounts of $344,411 and $73,378 in 2016 and 2015, respectively	5,153,093	10,565,113
Unbilled accounts receivable	8,112,690	6,637,587
Inventories	123,287	28,400
Prepaid expenses and other assets	385,388	435,300
Income taxes receivable	42,896	-
Deferred income taxes	48,826	30,889

Total current assets	22,989,678	25,627,592

NONCURRENT ASSETS
Assets held for sale	594,376	-
Property and equipment, net	736,678	1,513,307
Intangibles, net	4,298,902	5,101,523
Goodwill	18,555,578	18,555,578
Deposits and other assets	52,456	60,471

TOTAL ASSETS	$47,227,668	$50,858,471

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Short term note payable	$131,761	$131,953
Accounts payable	8,665,449	7,812,226
Accrued expenses	7,872,557	6,687,054
Deferred revenue	1,190,558	2,007,970
Income taxes payable	5,141	37,684
Current portion of long-term debt	94,868	893,706
Current portion of deferred rent	40,397	28,071
Current portion of capital lease obligations	4,097	28,752

Total current liabilities	18,004,828	17,627,416

NONCURRENT LIABILITIES
Long-term debt related to assets held for sale, net of current portion	412,180	-
Long-term debt, net of current portion	-	431,756
Capital lease obligation, net of current portion	-	11,962
Deferred rent, net of current portion	86,198	123,923
Deferred revenue	-	24,937
Deferred income taxes	447,811	447,811

Total liabilities	18,951,017	18,667,805

STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value; 10,000,000 shares authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 110,000,000 shares authorized; 82,730,134 and 82,520,696 shares issued and outstanding, respectively	82,730	82,521
Additional paid-in capital	93,920,095	93,661,178
Accumulated other comprehensive loss	(309,369)	(270,140)
Accumulated deficit	(65,416,805)	(61,282,893)

Total stockholders’ equity	28,276,651	32,190,666

Total liabilities and stockholders’ equity	$47,227,668	$50,858,471

WIDEPOINT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	YEAR ENDED		THREE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2016	2015	2016	2015
			(Unaudited)
REVENUES	$78,420,864	$70,838,017	$18,257,719	$18,714,846
COST OF REVENUES (including amortization and depreciation of $1,204,858 and $1,183,143, respectively)	64,410,468	57,605,357	15,850,877	15,477,768

GROSS PROFIT	14,010,396	13,232,660	2,406,842	3,237,078

OPERATING EXPENSES
Sales and Marketing	2,667,808	3,030,249	600,813	697,210
General and Administrative Expenses (including share-based compensation of $310,989 and $299,337, respectively)	14,448,270	14,608,014	3,797,573	3,100,705
Product Development	699,013	673,093	437,982	673,093
Depreciation and Amortization	358,559	383,265	89,603	100,054

Total Operating Expenses	18,173,650	18,694,621	4,925,971	4,571,062

LOSS FROM OPERATIONS	(4,163,254)	(5,461,961)	(2,519,129)	(1,333,984)

OTHER INCOME (EXPENSE)
Interest Income	14,591	23,031	3,973	5,107
Interest Expense	(72,231)	(142,497)	(11,163)	(31,244)
Other Income	13,536	33,009	2,412	(4,814)

Total Other Income (Expense)	(44,104)	(86,457)	(4,778)	(30,951)

LOSS BEFORE PROVISION FOR INCOME TAXES	(4,207,358)	(5,548,418)	(2,523,907)	(1,364,935)
INCOME TAX BENEFIT	(73,446)	(81,811)	(94,475)	(228,998)

NET LOSS	$(4,133,912)	$(5,466,607)	$(2,429,432)	$(1,135,937)

BASIC EARNINGS PER SHARE	$(0.05)	$(0.07)	$(0.03)	$(0.01)

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	82,687,789	82,228,974	82,730,134	79,039,745

DILUTED EARNINGS PER SHARE	$(0.05)	$(0.07)	$(0.03)	$(0.01)

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	82,687,789	82,228,974	82,730,134	79,039,745

WIDEPOINT CORPORATION

ADJUSTED EARNINGS BEFORE INTEREST, TAXES,

DEPRECIATION AND AMORTIZATION

	FISCAL YEAR ENDED		THREE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2016	2015	2016	2015
	Unaudited)

NET LOSS	$(4,133,900)	$(5,466,607)	$(2,429,400)	$(1,135,900)
Adjustments to GAAP net loss:
Depreciation and amortization	1,563,400	1,566,400	406,600	409,500
Amortization of deferred financing costs	-	10,300	-	1,600
Income tax provision (benefit)	(73,400)	(81,800)	(94,400)	(229,000)
Interest income	(14,600)	(23,000)	(4,000)	(5,100)
Interest expense	72,200	132,200	11,100	20,900
Other (expense) income	(13,500)	(33,000)	(2,400)	4,800
Provision for doubtful accounts	253,400	18,100	261,300	(38,800)
Stock-based compensation expense	311,000	299,300	106,600	91,200

Adjusted EBITDA	$(2,035,400)	$(3,578,107)	$(1,744,600)	$(880,800)